Short-term borrowings	12 Months Ended
Dec. 31, 2021
Short-term borrowings
Short-term borrowings

15. Short-term borrowings

In 2020, two PRC subsidiaries obtained a loan facility of credit line of RMB240.0 million with a fixed annual interest rate, issued by East West Bank (China) Limited and secured by short-term time deposits of US$15.0 million of Jianpu HK. On October 27, 2021, the two PRC subsidiaries reached a supplementary agreement with East West Bank (China) Limited, the term for the loan facility of credit line of RMB240.0 million was extended to October 27, 2023. These short-term time deposits were accounted for as restricted time deposits (see Note 5).

As of December 31, 2020 and 2021, the Group utilized part of the credit line, and the balance of short-term borrowings was RMB158.5 million and RMB181.9 million, respectively. All of these borrowings were denominated in RMB and repayable within one year.